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                                                                    EXHIBIT 10.3

                             INTERNET VENTURES Inc

                           1995 STOCK INCENTIVE PLAN

1.   Purpose.

The 1995 Stock Incentive Plan is established to aid Internet Ventures, Inc. (the "Company") to attract, retain and compensate employees, associates, advisors, consultants and officers and directors of the Company, its parent or subsidiaries, of outstanding ability by enabling and encouraging them to acquire stock ownership in the Company. This plan is intended to comply with the provisions of Rule 701 under the Securities Act of 1933. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Internal Revenue Code of 1954, as amended (the "Code").

2.   Administration.

The Plan shall be administered by the Board of Directors (the "Board") and/or by a duly appointed committee of the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed. All questions of interpretation of the Plan or of any options granted under the plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either Incentive Stock Options (ISOs) as defined in section 422A of the Code, Nonqualified Stock Options (NQSOs) or Stock Appreciation Rights (SARs). Warrants issued under the plan shall be treated as NQSOs. Each type of option granted to an individual Optionee shall be set forth in a separate option agreement.

3.   Eligibility.

     (a) The Options may be granted only to employees (including officers and Directors), associates, advisors and consultants of the Company. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). Termination of an Optionee's status as a director shall be deemed to be termination of the Optionee's employment for purposes of applying the provisions of the Plan. An Optionee may, if he is otherwise eligible, be granted additional Options.

     (b) Any option granted pursuant to this Plan which is intended to be an incentive stock option as defined in the IRC shall provide that the number of shares first becoming exercisable in any calendar year pursuant to such Option and all other options granted pursuant to incentive stock option plans of the Company shall be limited to that number of Options with an aggregate Fair Market Value (determined as of the date of grant in accordance with the provisions of Section 6(a) of this Plan) may not exceed the sum of $100,000. Options designated as nonqualified stock options shall not be subject to such limitation.
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     (c)  Optionees owning stock of more than 10% combined voting power of all classes of stock of the Company (within the meaning of Section 422A(b)(6) of the Code) shall be eligible for Incentive Stock Options, however, the exercise price of the ISO granted must be 110% of the fair market value and shall not be exercisable after five (5) years from the date of grant.

4.   Shares Subject to Option.

The maximum number of shares which may be issued under the Plan in any one year shall be 200,000 shares of the Company's authorized but unissued common stock plus the sum of (a) the cumulation of one percent (1%) of the voting shares outstanding at the beginning of each of the Company's fiscal years subsequent to the adoption of this Plan; (b) the cumulative total of three and one-third percent (3 1/3%) of any voting stock (common or preferred) issued by the Company (excludes stock equivalents) in connection with the acquisition of another company or business entity subsequent to the adoption of this Plan; (c) less the number of shares actually awarded in all prior years under the Plan; all subject to adjustment as provided in paragraph 6(f).

The amount of shares subject to the Plan is 200,000 plus one percent (1%) of the outstanding shares at the beginning of each of the Company's fiscal years plus three and one-third percent (3 1/3%) of any voting stock issued in connection with an acquisition of another company or business.

In the event that any outstanding Option for any reason expires or is terminated, the shares of Common stock allocable to the unexercised portion of such Option may again be subjected to Option. The Company may grant an SAR in tandem with a NQSO, in which case the exercise of either the option or the SAR reduces the number of shares subject to the other by a like number of shares.

5.   Time for Granting Options.

All options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

6.   Terms, Conditions and Form of Options.

Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is a nonqualified stock option, an incentive stock option or a stock appreciation right and all the terms and conditions of the option. Options granted pursuant to this Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such forms as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

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(a)  Option Price. The option price shall be not less than the fair market value, in the case of an incentive stock option, and not less than fifty percent (50%) of fair market value, in the case of a non-qualified stock option, of shares of common stock of the Company on the date the Option is granted, except in the case of 10% shareholders as set forth in 3(c) above.

     The Fair Market Value (FMV) of the common stock shall be the average of the closing bid and asked prices of the stock as reported by NASDAQ or the average of the highest bid and lowest offer reported in the OTC market by the OTC Bulletin Board on the day before the grant date. If not reported by NASDAQ or OTCBB then the FMV shall be the closing sale price on the stock exchange on which the stock is traded or on the NASD National Market System on the day prior to date of grant or other such date which reflects the last trading date, or if no active market exists then the FMV shall be that price set by the Board.

(b) Valuation of Stock Appreciation Rights. The aggregate dollar value of the cash and/or shares to which an Optionee may be entitled from exercise of an SAR shall be determined as follows:

     (i) Upon the grant of each SAR, the Board shall stipulate the "Base Value" for each share of common stock covered thereby, which Base Value may be equal to, greater than or less than the Fair Market Value of the shares on the date of grant; provided, however, that the Base Value shall in no event be less than fifty percent (50%) of the FMV on the date of grant.

     (ii) Upon exercise of an SAR, the "Exercise Value" for each share covered thereby shall be the lesser of (1) the Fair Market Value of a share as of the date of exercise, or (2) a certain percentage, as set forth in the individual Option/SAR agreement, of the Base Value; and

     (iii) Upon exercise of an SAR, the Optionee shall be entitled to receive a total dollar amount, payable in cash, shares, or a combination thereof, determined by multiplying the number of shares being exercised by the amount by which the Exercise Value exceeds the Base Value of the shares as stated in the SAR. The determination as to whether the amount due to the Optionee upon exercise of an SAR is to be paid in cash or shares or in a percentage ratio of cash and shares, shall be made solely by the Board. Any payment in shares shall be calculated by dividing the dollar amount of the amount due in shares by the Exercise Value.

(c) Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option; shall be exercisable and the term of each Option: provided, however, that no Option shall be exercisable after the expiration of (10) years from the date such Option is granted.

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(d)  Exercise of Option.

     (i) Options may be exercised only by written notice of the Company, stating the number of shares being purchased and accompanied by payment of the option price for the number of shares being purchased
           (1) in cash, (2) by tender to the Company of shares of common stock of the Company which (a) either have been owned by the Optionee for more than six (6) months or were not acquired directly or indirectly from the Company, and (b) have a fair market value (defined under Option Price above) not less than the option price, (3) by collateralized promissory note(s) or (4) by such other consideration as the Board may approve prior to the time the Option is exercised. At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for federal and state income tax withholding obligations of the Company, if any which arise upon exercise, in whole or in part, of the Option.

     (ii) An Option is not exercisable until such time as the Plan is duly approved by the stockholders of the Company.

     (iii) In the event of (1) a merger or consolidation in which the Company is not the surviving corporation, and/or (2) the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in Section 425(f) of the Code), all outstanding Options, notwithstanding the terms of such Options, shall become fully exercisable prior to consummation of such merger or sale of assets at such time(s) as the Board shall determine or the surviving or acquiring corporation shall, as a condition precedent to consummation of said transaction, assume the outstanding Options or issue substitute incentive stock options (as defined in the Code) in place thereof in a manner qualifying under section 425(a) of the Code.

(e) Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercised only by said Optionee. No option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Except as to nonqualified options which may be made transferable at the option of the Board.

(f) Termination of Options. If an Optionee ceases to be an employee of the Company for any reason except death or disability, any Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee ceases to be an employee, but in any event no later than the date of expiration of the Option term. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of Section 105(d)(4) of the Code, any Option, to the extent unexercised and exercisable by the Optionee on the date Optionee ceased to be employed by the Company, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the

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expiration of twelve (12) months from the date the Optionee ceased to be employed, but in any event no later than the date of expiration of the Option terms. An Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months of the Optionee's termination of employment. Except as provided in this paragraph 6(f), an Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Company.

Options granted to non-employees, including directors, and warrants granted as non-qualified options shall not be terminated according to this paragraph but shall be exerciseable until expiration of the option.

(g) Effect of Change in Stock Subject to Plan. Appropriate adjustment shall be made in the number and class of shares of stock subject to this Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock split, reverse stock split or like change in the capital structure of the Company.

(h) Restriction on Issuance of Shares. The grant of Options and the issuance of shares shall be subject to compliance with all of the applicable requirements of the law with respect to such securities, including any required approval by the Commissioner of Corporations of the State of California.

(i) Rights as a Stockholder or Employee. No person shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate(s) for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Paragraph 6(g). Nothing in this Plan or in any Option agreement shall confer upon any Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment at any time.

(j) Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of the Option.

(k) Option Exercisability. The exercisability (vesting) of any Option granted under the Plan shall be determined by the Board; provided that at least 20% of the shares of stock covered by any Option shall become exercisable as of the end of each full year of the term of such Option. The right of exercise shall be cumulative.

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7.   Termination or Amendment of Plan.

The Board may at any time terminate or amend the Plan, provided that without approval of stockholders there shall be: (i) no increase in the total number of shares covered by the Plan (except by operation of the provisions of subparagraph 6(g) above), and (ii) no change in the class of persons eligible to receive Options. In any case, no amendment may adversely affect any then outstanding Options or any unexercised portions thereof without the consent of Optionee unless such amendment is required to enable the Option to qualify as an incentive stock option (as defined in the Code).

8.   The above constitutes the Company's 1995 Stock Incentive Plan.

                                       6
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                            INTERNET VENTURES, INC.
                           1995 Stock Incentive Plan
                       INCENTIVE STOCK OPTION AGREEMENT

The Board of Directors of Internet Ventures, Inc.(the "Company") desires to grant to Optionee the ability to participate in the 1995 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto, by granting an option to purchase shares in the Company as set forth below.

Optionee:

Address:

Date of Grant

Option Shares:

       (as may be adjusted as provided for in the Plan).

Exercise Price per Share:

       (being the Fair Market Value on the date as provided for in the Plan).

Option Period:

Exercise of Option (Vesting):

       ___________________________________

       ___________________________________

       ___________________________________

Manner of Exercise: The Optionee shall give written notice to the Company (Attachment A) specifying the number of shares to be purchased accompanied by payment in cash, by certified check, upon approval by the Board, his promissory note (secured by collateral other than the shares acquired), or other shares of the Company's Common Stock, for the full purchase price. No share shall be issued until full payment therefor has been made.

Employment: Nothing contained in this Option Agreement shall confer upon the Optionee any right to be continued in the employment of the Company or shall prevent the Company from terminating his employment at any time, with or without cause. If the Optionee's employment with the Company is terminated for any reason other than death, this option shall be exercisable only as to those shares of Common Stock immediately purchasable by him at the date of

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termination. In no event shall an option be exercisable after the termination date of this agreement.

Death: If the Optionee dies while employed by the Company or within three (3) months after termination of his employment, that portion of this option which was exercisable by the Optionee at the time of death may be exercised by his legal representative or beneficiaries for a period of twelve (12) months from the date of cessation of employment.

Non-Transferability of Option: This option shall not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him.

Incorporation of Plan: The Option granted hereby is subject to, and governed by, the terms and conditions of the Plan, which are hereby incorporated by reference. This Agreement, including the Plan incorporated by reference herein, is the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings.

Securities Laws Requirements: No shares shall be issued upon the exercise of any option unless and until the Company and the Optionee are determined to be in compliance with applicable State and Federal securities laws with respect to an individual exercise. The shares issued under the Plan may be restricted securities subject to limitations on resale.

General: Notice regarding this agreement shall be in writing and shall be delivered in person or by registered mail to the Company's address.

The parties have accepted the terms herein and entered into this agreement this

__________ day of _______________, ______.

         Company:____________________________________

         Optionee:___________________________________

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                              NOTICE OF EXERCISE
                (to be signed only upon exercise of the Option)

TO:  Internet Ventures, Inc.

The undersigned hereby irrevocably elects to purchase _____________* shares of Common Stock, par value $.01 per share, of Internet Ventures, Inc. (the "Company") pursuant to the Stock Option Agreement dated ________________, _________ between the undersigned and the Company, and herewith encloses $____________ to pay the purchase price for the shares.

Date:___________________, __________

Signature:__________________________

(Signature must conform in all respects to name of the holder as specified on the face of the Option)

Address:____________________________

        ____________________________

Tax ID Number:______________________

*Do not make any adjustment for additional Common Stock, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

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

                            FIRST AMENDMENT TO THE
                            INTERNET VENTURES, INC.
                           1995 STOCK INCENTIVE PLAN

     WHEREAS, Internet Ventures, Inc. (the "Company") has established and maintains the Internet Ventures, Inc. 1995 Stock Incentive Plan (the "Plan"), effective as of October 24, 1995; and

     WHEREAS, the Company has determined that it desires to amend the Plan to reflect certain changes related to the Company becoming a reporting company under the Securities and Exchange Act of 1934, as amended;

     NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Board of Directors by Section 7 of the Plan, the Plan be and is hereby amended effective _______ ___, 1999, unless otherwise specified herein, in the following particulars:

1. Section 2 is amended by deleting the first and second sentences and replacing them with the following:

     "(a) This Plan shall be administered by a Committee (the "Committee") which shall be comprised of one or more non-employee directors designated by the Board of Directors (the "Board"). A person shall be considered a non-employee director for this purpose only if, at the time he exercises discretion in administering the Plan, he is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. In the absence of a designation, the Board or the portion that qualifies as the Committee shall be the Committee. Any subsequent references to the Board shall be deemed to also include the Committee. At any time the Company is publicly held, this Plan is intended to qualify for exemption from Section 16(b) of the Exchange Act and to qualify as performance-based compensation under Section 162(m) of the Code and shall be interpreted in such a way as to result in such qualification. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan."

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2.   Section 2 is further amended by adding the following:

     "(b) In the event that the Company becomes a publicly held corporation, the Board shall appoint a Committee that consists of directors who are "non-employees" within the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code to administer the Plan with respect to individuals subject to (or potentially subject to) such provisions."

3. Section 8 is amended by deleting it in its entirety and replacing it with the following:

     "8. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, an Optionee shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option, SAR or warrant.

     9. In addition to such other rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively "Indemnified Party") against the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option, SAR or warrant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Indemnified Party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the Indemnified Party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the Indemnified Party under this Section. The provisions of this Section 9 shall in no way limit any other obligation or arrangements the Company may have with regard to

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               indemnifying an Indemnified Party.

         10. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an option agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an option agreement, are hereby expressly waived and released by every Optionee as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit.

         11. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Optionees subject to Section 16.

         12. If at the time an Optionee incurs a termination of employment (other than due to cause) or if at the time of a change in control, the Optionee is subject to "short-swing" liability under
               Section 16 of the Exchange Act, any time period provided for under this Plan or an option agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Optionee would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the option period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an option agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an affiliate or a stockholder of the Company. The

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               Committee shall have the discretion to suspend the application of the provisions of this Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.

         13. This Plan and the option agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and the option agreement, the terms and conditions of the option agreement shall control."

         Except as provided herein, the Plan shall remain in full force and effect.

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     IN WITNESS WHEREOF, the Company has caused this amendment to be executed as of _________, 1999.

                                 INTERNET VENTURES, INC.

                                 By:  /s/ Donald A. Janke
                                     ------------------------------------------
                                          Donald A. Janke


                                      /s/ Marshall F. Sparks
                                     ------------------------------------------
                                          Marshall F. Sparks


                                      /s/ Daniel R. DiMicco
                                     ------------------------------------------
                                          Daniel R. DiMicco


                                      /s/ Alfred M. Leopold
                                     ------------------------------------------
                                          Alfred M. Leopold

                                          Being all the directors of the Company